                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                               SUFFOLK BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                             SUFFOLK [LOGO] BANCORP

                              6 West Second Street

                               Riverhead, NY 11901

                 (631) 727-5667 (Voice) - (631) 727-3214 (FAX)
                             suffolkbancorp@scnb.com



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



                                                                 March 10, 2000


To Shareholders of Suffolk Bancorp:

Notice is hereby given that the annual meeting of shareholders of Suffolk Bancorp, a New York corporation (the "Company"), will be held at the EAST WIND, Route 25A, Wading River, New York, on Tuesday, April 11, 2000 at 1:00 P.M. for the purpose of considering and voting upon the following matters:

1. The election of three directors to hold office for a term of three years, such terms to extend until their successors have been duly elected and qualified.

2. The approval of the Board of Directors' selection of independent auditors for the year ending December 31, 2000.

3. Any other business which may be properly brought before the meeting or any adjournment thereof.

                                          By Order of the Board of Directors



                                          DOUGLAS IAN SHAW
                                          Corporate Secretary



PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS QUICKLY AS POSSIBLE, WHETHER YOU PLAN TO ATTEND THE MEETING IN PERSON OR NOT. YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE EXERCISE OF THE PROXY AT THE MEETING BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY.

                      This page left blank intentionally.

                             SUFFOLK [LOGO] BANCORP

                              6 West Second Street

                               Riverhead, NY 11901

                  (631) 727-5667 (Voice) - (631) 727-3214 (FAX)
                             suffolkbancorp@scnb.com

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                   April 11, 2000

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Suffolk Bancorp, a New York corporation (the "Company"), of proxies to be voted at the annual meeting of shareholders to be held at 1:00 P.M. on Tuesday, April 11, 2000 at the East Wind, Route 25A, Wading River, New York. This proxy statement and the form of proxy are first being sent to shareholders on March 10, 2000. Any shareholder executing a proxy that is solicited in this statement has the power to revoke it by giving written notice to the Secretary of the Company at any time prior to the exercise of the proxy.

Proxies will be solicited by mail. They also may be solicited by directors, officers, and regular employees of the Company, as well as those of The Suffolk County National Bank (the "Bank"), which is a wholly-owned subsidiary of the Company. They may be solicited, personally, or by telephone or telegraph, but these people will receive no additional compensation for their services. Copies of proxy material will be furnished to brokerage houses, fiduciaries, and custodians to be forwarded to the beneficial owners of the Company's common stock. The Company will bear all costs of soliciting proxies.

As of March 3, 2000, there were 6,045,580 shares of common stock, $2.50 par value, of the Company outstanding. Only stockholders of record at the close of business on March 3, 2000 are entitled to notice of and to vote at the annual meeting. Each shareholder of record on that date is entitled to one vote for each share held.

                              SHAREHOLDER PROPOSALS

Shareholder proposals to be considered for inclusion in the proxy statement and considered at the annual meeting must be submitted in a timely fashion. Proposals for the 2001 annual meeting of the shareholders must be received by the Company at its principal executive offices no later than November 9, 2000. Any proposals, as well as any questions about them, should be directed to the Secretary of the Company.

ITEM 1. ELECTION OF DIRECTORS AND INFORMATION WITH RESPECT TO DIRECTORS AND OFFICERS (Item 1 on Proxy Card)

The first item to be acted upon at the meeting of shareholders is the election of three directors to hold office for three years, and until their successors shall have been duly elected and qualified.

The By-Laws of the Company provide that the total number of directors may be fixed by resolution of the Board of Directors. The Board, currently consisting of eleven directors, has fixed the number of directors at nine commencing with this annual meeting. Directors Hallock Luce 3rd and Raymond A. Mazgulski will retire at this annual meeting. The By-Laws further provide that the directors shall be divided into three classes, as nearly equal as possible, with terms of office of each class expiring at the end of consecutive years.

All proxies that are received by the Board of Directors conferring authority to so vote in the election of directors will be voted FOR the three nominees listed below. Directors shall be elected by a plurality of the votes cast at the meeting. All proxies received will be voted in accordance with their specific instructions. In the event any nominee declines or is unable to serve, the proxies will be voted for a successor nominee designated by the Board of Directors. Each of the three nominees has consented to being named in this proxy statement and to serve if elected, and the Board of Directors knows of no reason to believe that any nominee will decline or be unable to serve, if elected. The other six members of the Board of Directors, who are listed on the next page, are currently expected to continue to serve on the Board until their respective terms expire.

Following is information about the nominees for directors to be elected at this annual meeting of shareholders and the directors of the Company whose terms of office continue after this annual meeting of shareholders of the Company.



            NOMINEES FOR DIRECTOR AND DIRECTORS CONTINUING IN OFFICE

                                                                                                              Shares of
                                                                                                             Common Stock
                                                                                                               Owned(3)
                                 Position                                            Served As    Present    Beneficially
                                and Offices            Business Experience           Director      Term           at         % of
Name (1)                Age    With Company          During Past 5 Years (2)           Since      Expires        3/3/00      Class
----------------------------------------------------------------------------------------------------------------------------------
NOMINEES FOR A TERM
OF THREE YEARS:
Thomas S. Kohlmann      53     President, Chief   Executive Vice President and Chief    1999        2000         11,810     0.20%
                               Executive Officer  Lending Officer, The Suffolk
                               and Director       County National Bank
                                                  and Suffolk Bancorp

Terence X. Meyer        43     Director           Partner, Meyer, Meyer, Mehtli         1999        2000            644     0.01%
                                                  & Keneally, Esqs. L.L.P.
                                                  (attorneys)

Peter Van de Wetering   68     Director           President, Van de Wetering            1985        2000         43,769     0.72%
                                                  Greenhouses, Inc.
                                                  (wholesale nursery)

DIRECTORS CONTINUING
IN OFFICE:

Edgar F. Goodale        46     Director           President, Riverhead                  1989        2001         15,382     0.25%
                                                  Building Supply, Inc.

J. Douglas Stark        68     Director           President, Stark Mobile Homes,        1984        2001         44,238     0.73%
                                                  Inc. (manufactured housing
                                                  community)

Howard M. Finkelstein   69     Director           Partner, Smith, Finkelstein,          1984        2001         57,964     0.96%
                                                  Lundberg, Isler, and
                                                  Yakaboski, L.L.P. (attorneys and
                                                  general counsel for the Bank)

Bruce Collins           69     Director           Currently Retired, Former             1994        2002         15,146     0.25%
                                                  Superintendent of Public Works
                                                  Village of East Hampton, New York

Joseph A. Deerkoski     65     Director           President, Neefus-Stype, Inc.         1987        2002         37,480     0.62%
                                                  (general insurance)

Edward J. Merz          68     Chairman,          Chairman, President and Chief         1984        2002         37,697     0.62%
                               and Director       Executive Officer, The Suffolk
                                                  County National Bank and Suffolk
                                                  Bancorp; Director, Intervest
                                                  Bancshares Corporation
----------------------------------------------------------------------------------------------------------------------------------

1 All of the nominees and all of the directors continuing in office are also directors of the Bank. Of the nominees and directors continuing in office, only Edward J. Merz and Thomas S. Kohlmann have been executive officers of the Company in the last fiscal year.

2 The business experience of each director during the past five years was that typical of a person engaged in the principal occupations for that period listed for each. Each of the directors has held the same or another executive position with the same employer during the past five years.

3 Included are the following shares in which directors disclaim beneficial ownership: Joseph A. Deerkoski 8,084 shares owned by Patricia B. Deerkoski, wife; Howard M. Finkelstein 12,294 shares owned by Deonne C. Finkelstein, wife.

The primary business of the Company is the operation of The Suffolk County National Bank. The directors of the Company met fifteen times during the fiscal year ended December 31, 1999, and its Audit Committee met four times. The Board of The Suffolk County National Bank met fifteen times, and the Personnel Committee met six times in 1999. No director serving currently attended fewer than 75 percent of the meetings of the Board of the Company and its committees, or of the Bank and its committees.

The Boards of the Company and the Bank have standing Audit and Personnel Committees composed as follows:

The Audit Committee consists of Messrs. Edgar F. Goodale, Joseph A. Deerkoski, Hallock Luce 3rd, and Terence X. Meyer. This committee reviews the internal audit controls and procedures and the financial affairs of the Company and the Bank, and reports the results to the Board. Additionally, the committee reviews the certified examination prepared by the independent auditors who also provide certain tax preparation services.

The Personnel Committee consists of Messrs. J. Douglas Stark, Hallock Luce 3rd, Joseph A. Deerkoski, and Howard M. Finkelstein. This committee reviews salaries, benefits, and employment policies of the Company and the Bank at least annually, and makes recommendations to the Board.

The Company does not have a Nominating Committee.

                                  COMPENSATION
                        REPORT OF THE PERSONNEL COMMITTEE

The Company's Personnel Committee serves as its Compensation Committee. It consists of four Directors who are not employees as well as the President and Chief Executive Officer. Members of the Bank's management attend Committee meetings regularly to provide information about personnel policies and programs, along with their cost. Management's participation in this Committee plays an important part in the development and continuation of benefit plans, and in determining appropriate compensation. The Committee holds discussions with management in attendance to ensure that decisions affecting both return to shareholders and the Bank's operations are made diligently. The Committee was established to review, at least annually, the salaries, benefits, and employment policies of the Bank and then make recommendations to the full Board.

                               COMPENSATION POLICY

It is the Company's policy to compensate individuals at fair and competitive levels to encourage them to work to the benefit of the shareholders. It is to this end that the Company has established a program that links employees' remuneration to demonstrated and measurable performance goals. These goals are aligned with corporate philosophy and the annual business plan. The performance of an employee is reviewed individually. However, the individual's impact on overall corporate success is also weighed. Leadership, presence in community, and loyalty to the company are other factors. The Company continues to attract and maintain qualified staff. The Company, through the use of incentives, competitive salaries, and direct ownership rewards these individuals for their ongoing commitment to our shareholders. Management remains diligent in its pursuit of new and innovative ways to determine compensation.

                           COMPONENTS OF COMPENSATION

The Committee examines three components of compensation annually: base salary, executive incentive (bonus), and long term incentive. The Company uses base salary ranges for all employees, with the exception of the President and Executive Vice Presidents. The ranges have been determined by regional salary surveys, industry guides, and regional economic conditions. Comparisons to compensation at similar companies are made regularly. Information gained from membership in regional banking organizations also permits valuable comparisons. The Company also participates in comparison surveys conducted by independent consulting firms that provide additional information in return. The second component of executive compensation is the Executive Officer Incentive Program (Bonus). This program rewards key individuals who have contributed successfully to the Company's profitability during the business year. Over the years, differing methods have been used to determine these awards. Recent methods have included a formula based strictly on net earnings, prorating by base salary, and ratings matrices based on individual performance and position. The Company has investigated alternatives and retained an outside consulting firm. Long-term incentives take the form of stock options. The Committee acknowledges the value of using such incentives as they tie the executives' interest to the shareholders'. The purpose of executive compensation, in general, is to provide incentives to increase the net worth of the Company, and ultimately shareholders' wealth. It should be noted that the Company has no long-term contracts in effect for its Executive Officers other than contracts that would become effective only if a change in control of the Company occurs.

                   COMPENSATION OF CHIEF EXECUTIVE OFFICER

To assess the appropriate form and amount of compensation, the Committee evaluates the performance of the Company and the C.E.O.'s individual contribution to that performance. In evaluating the Company, the Committee considers return on stockholders' equity, return on assets, the quality and quantity of assets, operating efficiency, growth in earnings and earnings-per-share, and the market price of the Company's common stock. The C.E.O.'s individual performance is evaluated on the basis of the quality of oversight and the development of strategy. The Company's operating results and market performance are compared quarterly to the commercial banking industry as a whole, all banking companies in the New York metropolitan area, all banking companies of similar size nationwide, and selected regional competitors. The C.E.O.'s compensation is compared annually to selected regional competitors operating in the state of New York. The Committee then makes an estimation in awarding base salary, cash bonus, and stock options.

                                   CONCLUSION

The Committee believes that the compensation awarded to the Company's senior executives is appropriate given the Company's performance and the performance of individual executives.

Submitted by:   J. Douglas Stark, Chairman of the Committee
                Hallock Luce 3rd
                Joseph A. Deerkoski
                Howard M. Finkelstein

The following table sets forth the cash compensation paid to each person who served as C.E.O. during the fiscal year ended December 31, 1999, and each of the other four highest paid executive officers of the Company whose salary and bonus exceeded $100,000 as accrued for the fiscal year ended December 31, 1999.

                           SUMMARY COMPENSATION TABLE



                                            Annual Compensation               Long Term Compensation
                                     --------------------------------  --------------------------------
                                                                               Awards          Payouts
                                                                       --------------------   ---------         All
       Name                                                            Restricted                              Other
        and                                              Other Annual    Stock     Options/      LTIP         Compen-
Principal Position          Year     Salary     Bonus    Compensation   Award(s)     SARs       Payouts       sation
                                       ($)       ($)           ($)         ($)        (#)          ($)         ($)(1)
        (a)                 (b)        (c)       (d)           (e)         (f)        (g)          (h)          (i)
-------------------------------------------------------------------------------------------------------------------
John F. Hanley (deceased)   1999     122,000    58,950       25,385        n/a      5,000          n/a       7,156
President and               1998     200,000    43,013       n/a           n/a      n/a            n/a       8,272
Chief Executive Officer     1997     185,000    34,781       n/a           n/a      5,000          n/a       2,026

Thomas S. Kohlmann          1999     154,844    25,361       n/a           n/a      1,500          n/a       3,790
President and               1998     129,067    22,282       n/a           n/a      n/a            n/a       6,383
Chief Executive Officer     1997     125,004    20,405       n/a           n/a      1,500          n/a       1,745

Victor F. Bozuhoski, Jr.    1999     159,043    29,259       n/a           n/a      1,500          n/a       7,204
Executive Vice President    1998     148,900    25,707       n/a           n/a      n/a            n/a      11,054
                            1997     146,170    25,972       n/a           n/a      1,500          n/a       3,426

Augustus C. Weaver          1999     138,359    25,361       n/a           n/a      1,500          n/a       3,777
Executive Vice President &  1998     129,066    22,282       n/a           n/a      n/a            n/a       7,106
Chief Information Officer   1997     125,003    21,184       n/a           n/a      1,500          n/a       1,154

Robert C. Dick              1999      107,033   16,169       n/a           n/a      n/a            n/a       3,037
Senior Vice President &
Chief Lending Officer

J. Gordon Huszagh           1999     102,629    15,754       n/a           n/a      1,500          n/a       3,914
Executive Vice President &  1998      98,102    14,136       n/a           n/a      n/a            n/a       3,787
Chief Financial Officer
-------------------------------------------------------------------------------------------------------------------


(1) Includes above-market or preferential earnings on deferred compensation, and company matching contributions to 401(K) plan.

                          STOCK OPTION AND OTHER PLANS

The Company adopted a 1999 Stock Option Plan for its employees and employees of its subsidiaries which was approved by the shareholders. The Option Plan provides for incentive stock options and non-qualified stock options. Under the Option Plan, options to purchase up to 600,000 shares of Common Stock may be issued. As of December 31, 1999, options for 600,000 shares remained to be granted: 11,000 options were granted in 1999 to the persons named in the summary compensation table under a previous plan. During 1999, executive officers acquired no shares on exercise and no value was realized. At December 31, 1999, there were 45,700 unexercised options or stock appreciation rights outstanding, of which 34,700 had vested and may be exercised. As of December 31, 1999, the difference between the market value of the Common Stock and the exercise price of unexercised in-the-money options or stock appreciation rights was $174,625.

Under the Plan, key employees are granted options to purchase Common Stock of the Company at a price equal to the fair market value of the shares on the date that the option is granted. Almost all of the Company's approximately 400 employees could qualify as key employees. The Personnel Committee of the Board of Directors determines the optionee, the number of shares covered by the options, and the exercise price of options granted under the Plans. When granted, options expire after a time determined by the Personnel Committee, but in no event longer than ten years, or on termination of the employment of the optionee unless the termination resulted from death, disability, or retirement. In those events, the option expires in two years, one year, and three months after termination of employment, respectively. The exercise price may be paid either in cash or by delivery of shares of the Company's Common Stock, valued at the market price. Optionees may also be given stock appreciation rights in connection with the option. The Personnel Committee may, in its discretion, establish provisions for the exercise of stock options different from those described in this paragraph. Copies of the Plans are available upon shareholder request.

                                                 STOCK OPTION TABLE

                                                 INDIVIDUAL GRANTS
------------------------------------------------------------------------------------------------------------
                                                Percent of
                                Number of        Total
                               Securities     Options/SAR's
                               Underlying       Granted to       Exercise of
                              Options/SAR's   Employees          Base Price     Expiration     Grant Date
Name                           Granted (#)    in Fiscal Year       ($/Sh)          Date       Present Value $
         (a)                      (b)             (c)               (d)           (e)             (h)
-------------------------------------------------------------------------------------------------------------
John F. Hanley (deceased)        5,000             45%            $26.25          10/3/01       $26,300
Victor F. Bozuhoski, Jr.         1,500             14%            $26.25          1/22/09        $7,890
Thomas S. Kohlmann               1,500             14%            $26.25          1/22/09        $7,890
Augustus C. Weaver               1,500             14%            $26.25          1/22/09        $7,890
J. Gordon Huszagh                1,500             14%            $26.25          1/22/09        $7,890
-------------------------------------------------------------------------------------------------------------

         (**)The weighted-average, fair value of the options granted during 1999 was $5.26. The fair value of each option was estimated on the date granted using the Black-Scholes option pricing model. The following weighted average assumptions were used for grants during 1999: risk-free interest rate of 4.63%; expected dividend yield of 3.42%; expected life of ten years; and expected volatility of 20.70%.

                         COMPENSATION PURSUANT TO PLANS

The Company has a defined-benefit pension plan. It is the only form of contingent remuneration. It is noncontributory and is applicable to all officers and employees after one year of eligible service and attainment of age 21. Annual Retirement Allowance is equal to 1 3/4 percent of Average Compensation times Creditable Service up to 35 years, plus 1 1/4 percent of Average Compensation times Creditable Service in excess of 35 years (up to 5 such years), less .49% of the Final Three Year Average Compensation (limited to Covered Compensation) times Creditable Service up to 35 years. "Average Compensation" is the average of compensation during the five consecutive years of employment affording the highest such average. "Covered Compensation" is the average of the Social Security taxable wage base for the 35 years ending with the year an individual attains Social Security Retirement Age. Vesting is 100% after five years of creditable service from employment. The total pension plan expense for all officers and employees for 1999 was $180,460.

The following table presents the estimated retirement benefits payable under the Plan based on selected compensation amounts and years of service, after deducting Covered Compensation. Only those directors who are also executive officers of the Company participate in the Plan.

                 APPROXIMATE ANNUAL RETIREMENT BENEFITS BASED ON
           AVERAGE ANNUAL EARNINGS FOR HIGHEST FIVE CONSECUTIVE YEARS

ANNUAL AVERAGE                           YEARS OF CREDITABLE SERVICE
                                     ------------------------------------
COMPENSATION                          15              25            35
-------------------------------------------------------------------------
 $50,000                             10,695         17,825         24,955
 100,000                             23,820         39,700         55,580
 150,000                             36,945         61,575         86,205
 200,000                             39,750         65,950         92,330
 250,000                             39,750         65,950         92,330
 300,000                             39,750         65,950         92,330
-------------------------------------------------------------------------


The single plan maximum benefit limit under Internal Revenue Code Section 415 as of January 1, 1999, $130,000 ($126,829 under the Normal Form of Payment for a Single Participant), is reflected in the benefits. The maximum annual compensation allowed under a qualified plan, $160,000 for 1999, is also reflected in the calculations.

                           YEARS OF CREDITABLE SERVICE

Name of Officer                       Capacities In Which Served                       Years of Creditable Service
-------------------------------------------------------------------------------------------------------------------
Thomas S. Kohlmann                    President & Chief Executive Officer                            7

Victor F. Bozuhoski, Jr.              Executive Vice President                                      33

Augustus C. Weaver                    Executive Vice President & Chief
                                       Information Officer                                          12

Robert C. Dick                        Senior Vice President & Chief
                                        Lending Officer                                             19

J. Gordon Huszagh                     Executive Vice President & Chief
                                        Financial Officer                                           16
-------------------------------------------------------------------------------------------------------------------


                    BENEFICIAL INTEREST OF EXECUTIVE OFFICERS

                               as of March 3, 2000

                                                                                       # of Shares (***)        % of Fully-
 Name                           Position Held                                               Owned              Diluted Shares
                                                                                         Beneficially           Outstanding
-----------------------------------------------------------------------------------------------------------------------------
John F. Hanley (deceased)      President & Chief Executive Officer                          22,858               0.38%
Thomas S. Kohlmann             President & Chief Executive Officer                          11,810               0.19%
Victor F. Bozuhoski, Jr.       Executive Vice President                                     14,957               0.25%
Augustus C. Weaver             Executive Vice President & Chief Information Officer          7,453               0.12%
Robert C. Dick                 Senior Vice President & Chief Lending Officer                 1,879               0.03%
J. Gordon Huszagh              Executive Vice President & Chief Financial Officer            3,667               0.06%
-----------------------------------------------------------------------------------------------------------------------------

                 (***) includes options currently exercisable

Directors and executive officers of the Company and the Bank who as a group total 15 own beneficially 413,649 shares of common stock or 6.80 percent of the fully diluted shares of the company outstanding as of March 3, 2000, excluding 5,456 shares and 17,400 options owned by the estate of John F. Hanley.

                              EMPLOYMENT CONTRACTS

The Company has entered into agreements with thirteen employees, including Messrs. Bozuhoski, Dick, Huszagh, Kohlmann, Merz, and Weaver . These agreements provide for certain benefits in the event that the employee is terminated involuntarily within three years of a "change of control" of the Company. It also provides benefits if the employee leaves voluntarily within three years of a "change of control" if there has been a material change in the employee's salary, function, duties or responsibilities that causes the employee's position to be of less dignity, responsibility, importance, or scope than it was immediately before the "change of control." It further applies if there is a significant change in geographic location of the employee's place of employment. Under the agreements, a "change of control" occurs if (i) any individual, entity or group acquires 25 percent or more of the Company's common stock or the outstanding voting securities of the Company; (ii) the current directors of the Company and directors approved in the future by a majority of the current directors and their approved successors ("Incumbent Directors") cease to comprise a majority of the directors of the Company; (iii) the reorganization, merger, or consolidation of the Company or sale or other disposition of all the Company's assets; or (iv) the shareholders of the Company approve its liquidation or dissolution. An acquisition by a corporation otherwise described in (i) above and the events described in (iii) above do not comprise a "change of control" when or if (a) the holders of 60 percent of the Company's common stock and voting securities own substantially the same proportion of common stock and voting securities of the corporation resulting from such event; (b) no person, entity, or group owns 25 percent or more of the common stock or voting securities of the resulting corporation except who did not own more than 25 percent before the event; and (c) a majority of the directors of the board of the resulting corporation are currently incumbent directors or are incumbent directors at the time of the action by the board approving the event. After an event of termination following a change in control, an employee shall be entitled to a monthly payment in the amount of his or her monthly rate of salary immediately before the " event of termination," plus 1/12 of all bonuses paid to the employee in the 12 preceding months. In addition, the employee shall be entitled to receive the Company's health benefits during the benefit period. The payments and benefits shall continue for up to 36 months. These payments and benefits will be reduced by the amount of salary and benefits the employee receives from other employment during the benefit period. The agreements are effective for any "change of control" taking place prior to January 1, 2005.

                             DIRECTORS' COMPENSATION

With the exception of directors' fees described below, directors of the Company are not compensated in any way for their services. All directors of the Bank receive an annual fee of $19,500 for their services. All directors of the Bank, except Messrs. Kohlmann, Mazgulski, and Merz, also receive $1,100 for four meetings during the month of service on the Finance Committee and $700 per meeting of any other committee of which each may be a member.

The Company maintains a Directors' Deferred Compensation Plan, under which a director may defer receipt of his fees as a director of the Bank until retirement or age 72, termination of service, or death. During the deferral period, amounts deferred earn interest at 1% less than the prime rate.

Upon the merger of Hamptons Bancshares, Inc. into Suffolk Bancorp, the Company assumed the retirement plan for the directors of Hamptons Bancshares, Inc., which had been established in 1988, and covered ten directors who had served for at least seven consecutive years including Mr. Collins. These directors, upon attaining age 70, receive a benefit of $833 per month payable for 120 months, and for which the Company contributes the sum of $8,000 per month.


         TRANSACTIONS WITH DIRECTORS, EXECUTIVE OFFICERS AND ASSOCIATES

Some of the nominees, directors continuing in office, and executive officers of the Company, as well as members of their immediate families and the corporations, organizations, trusts, and other entities with which they are associated, are also customers of the Bank in the ordinary course of business. They may also have taken loans from the Bank of $60,000 or more. It is anticipated that these people and their associates will continue to be customers of, and indebted to, the Bank in the future. All such loans, however, were made in the ordinary course of business, did not involve more than normal risk of collectibility or present other unfavorable features. They were made on substantially the same terms as those prevailing at the time for comparable transactions with unaffiliated persons, including interest rates and collateral. At present, none of these loans to nominees, directors, executive officers or their associates is non-performing.

Other than normal relationships as customers or by virtue of position or ownership in the Company, none of the directors or officers of the Company or their associates now maintains, or has maintained, any significant business or personal relationship with the Company or the Bank during 1999, except for the following. The law firm of Smith, Finkelstein, Lundberg, Isler & Yakaboski, LLP, of which Director Finkelstein is a partner, has been employed by the Bank as general counsel and was paid $92,061 for legal services. It is anticipated that the Bank will employ this law firm in the future. The insurance firm of Neefus-Stype, Inc., of which Director Deerkoski serves as President, was paid $159,167 in premiums on various commercial and liability insurance policies for current and future coverage, and other fees. Management and the board of directors of the Company have determined that these amounts are fair and competitive for the services provided.

                      PRINCIPAL SHAREHOLDERS OF THE COMPANY

To the knowledge of the Company, the table below presents the total number of shares and percent beneficially owned by shareholders who own more than five percent of the Company's common stock as of March 3, 2000.

                   Name and Address of            Amount, Nature and Percent
Title of Class       Beneficial Owner          of Beneficial Ownership of Class
--------------     -------------------         --------------------------------
Common Stock     Private Capital Management         402,220  (Direct)  6.65
                 3003 Tamiami Trail
                 Naples, Florida 34103

            COMPARISON OF CUMULATIVE TOTAL RETURN OF SUFFOLK BANCORP,
                     INDUSTRY INDEX AND BROAD MARKET INDEX.

The following table compares the total return to shareholders of Suffolk Bancorp with national commercial banks, and the NASDAQ Composite Index, both of which Suffolk Bancorp is a part.

                                  [LINE GRAPH]

Comparison of Cumulative Total Return of Suffolk Bancorp, Industry Index, and Broad Market

                     1/1/95    12/31/95    12/31/96   12/31/97   12/31/98   12/31/99
------------------------------------------------------------------------------------
Suffolk Bancorp       100      136.40       156.87    250.53      239.32    234.54
Commercial Banks      100      158.88       223.17    331.90      358.36    304.55
NASDAQ                100      129.71       161.18    197.16      278.08    490.46


                    ASSUMES $100 INVESTED ON JANUARY 1, 1995
                           ASSUMES DIVIDEND REINVESTED
                      FISCAL YEAR ENDING DECEMBER 31, 1999

ITEM 2.      APPROVAL OF INDEPENDENT AUDITORS
             (Item 2 on Proxy Card)

The Board of Directors has selected Arthur Andersen, LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending December 31, 2000, and recommends that shareholders vote for ratification of the appointment. Notwithstanding the selection, the Board, in its discretion, may direct the appointment of new independent auditors at any time during the year, if the Board feels that the change would be in the best interests of the Company and its shareholders. In the event shareholders vote against ratification, the Board will reconsider its selection.

Representatives of Arthur Andersen, LLP are expected to be present at the annual meeting of the shareholders. They will have the opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote is required for approval of the Board of Directors' selection of independent auditors for the year ending December 31, 2000.

The Board of Directors recommends a vote FOR this proposal, which is Item 2 on the proxy card.

                            FILING OF S.E.C. REPORTS

Section 16(a) of the Securities Exchange Act of 1934 requires executive officers, directors, and persons who beneficially own more than 10 percent of the stock of the Company to file initial reports of ownership and reports of changes in ownership. Such persons are also required by S.E.C. regulations to furnish the Company with copies of these reports. Based solely on a review of the copies of such reports furnished to the Company, the Company believes that during 1999 its executive officers, directors, and beneficial owners of more of the stock complied with all applicable filing requirements of section 16(a).

                                  OTHER MATTERS

The Board of Directors of the Company is not aware of any other matters that may come before the meeting. However, the proxies may be voted with discretionary authority with respect to any other matters that may properly come before the meeting.

Date: March 10, 2000


                                          By Order of the Board of Directors


                                          DOUGLAS IAN SHAW
                                          Corporate Secretary

                      This page left blank intentionally.

                                SUFFOLK BANCORP

         PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS - APRIL 11, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoint HAROLD E. BURNS, Jr. and DAVID A. KANDELL as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the matters shown on the reverse side in the manner directed, and upon any other matter which may properly come before the meeting, all the shares of common stock of Suffolk Bancorp held on record by the undersigned on March 3, 2000 at the annual meeting of shareholders to be held on April 11, 2000, or any adjournment thereof. The undersigned hereby revokes any proxy previously given.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                        PLEASE DATE, SIGN AND MAIL YOUR
                     PROXY CARD BACK AS SOON AS POSSIBLE!

                        ANNUAL MEETING OF SHAREHOLDERS
                                SUFFOLK BANCORP

                                APRIL 11, 2000


             |                                                   |
             V  Please Detach and Mail in the Envelope Provided  V

-------------------------------------------------------------------------------



  A [X] Please mark your
        votes as in this
        example.

                                                                  FOR  WITHHOLD

  1. The election of three directors to hold office for a term     [ ]    [ ]
     of three years, such terms to extend until their successors have been duly elected and qualified.

  (INSTRUCTION: To withhold authority to vote for any individual nominee, write such name or names in the space provided below.)

  _______________________________________________________________


  NOMINEES:  Thomas S. Kohlmann
             Terence X. Meyer
             Peter Van de Wetering

                                                           FOR  AGAINST  ABSTAIN

  3. The Approval of the Board of Directors' selection     [ ]    [ ]      [ ]
     of independent auditors for the year ending
     December 31, 2000.

  4. Any other business which may be properly brought before the meeting or any adjournment thereof.

  PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS QUICKLY AS POSSIBLE, WHETHER YOU PLAN TO ATTEND THE MEETING IN PERSON OR NOT. YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE EXERCISE OF THE PROXY AT THE MEETING BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY.

                                            I WILL             I WILL NOT
                                          ATTEND THE   [ ]     ATTEND THE  [ ]
                                            MEETING              MEETING


  SIGNATURE ________________________________________  DATE: ______________, 2000


  SIGNATURE ________________________________________  DATE: ______________, 2000
                  (SIGNATURE IF HELD JOINTLY)

  NOTE: (Please sign exactly as shown on your stock certificate and on the envelope in which this proxy was mailed. When signing as partner, corporate officer, attorney, executor, administrator, trustee, guardian or in any other representative capacity, give full title as such and sign your own name as well. If stock is held jointly, each joint owner should sign.)


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